Income Taxes	9 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

7. Income Taxes

The provision (benefit) for income taxes reconciles to the amount computed by applying the federal statutory rate to income before taxes as follows (in thousands):

	Year Ended December 31,
	2016	2015	2014
Income tax benefit at federal statutory rate	$(28,362)	$(24,616)	$(27,065)
State income tax, net of federal benefit	(2,393)	(2,285)	(3,912)
Research and development credits	(720)	(1,796)	(646)
Uncertain tax position	—	3,154	—
Stock-based compensation	1,686	1,904	1,973
Other	456	550	355
Removal of net operating losses and research and development credits	—	8,344	—
Change in valuation allowance	29,318	14,755	29,366

Income tax expense (recovery)	$(15)	$10	$71

Significant components of the Company’s net deferred income tax assets at December 31, 2016 and 2015 are shown below (in thousands). A valuation allowance has been recorded to offset the net deferred tax asset as of December 31, 2016 and 2015, as the realization of such assets does not meet the more-likely-than-not threshold.

	December 31,
	2016	2015
Deferred tax assets:
Net operating loss (NOL) carryforwards	$100,251	$79,233
Research and development tax credits carryforwards	2,543	1,832
Capitalized research and development expenses	16,673	13,296
Deferred rent	537	168
Accrued compensation	11,332	9,309
Other	5,931	4,104

Total deferred tax assets	137,267	107,942
Less valuation allowance	(137,267)	(107,942)

Net deferred tax assets	$—	$—

The California NOL carry forwards will expire as follows (in thousands):

Year ended December 31,
2016	$624
2017	$2,052
Thereafter	$167,828

As of December 31, 2016, the Company has accumulated federal and state NOL carryforwards of approximately $283.5 million and $269.7 million, respectively, not considering the annual limitation of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”) discussed below. The federal and state tax loss carryforwards begin to expire in 2026 and 2016, respectively, unless previously utilized. The Company also has federal and California research credit carryforwards of approximately $4.1 million and $4.6 million, respectively. The federal research credit carryforwards will begin expiring in 2028 unless previously utilized. The California research credit will carry forward indefinitely. Approximately $1.8 million of the NOL carryforwards relates to excess tax deductions for stock compensation, the income tax benefit of which will be recorded as additional paid-in capital if and when realized.

Utilization of the NOLs and R&D credit carryforwards are subject to annual limitations due to ownership change limitations that have occurred or that could occur in the future, as required by Section 382 of the Code, as well as similar state and foreign provisions. These ownership changes may limit the amount of NOLs and R&D credit carryforwards that can be utilized annually to offset future taxable income and tax, respectively. In general, an “ownership change,” as defined by Section 382 of the Code results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percentage points of the outstanding stock of a company by certain stockholders.

Although the Company determined that it is more likely than not that an ownership change had occurred in March 2015, the Company has not completed a formal update of its Section 382 analysis subsequent to December 31, 2013. Until this analysis has been updated, the Company has removed deferred tax assets for NOLs of $16.0 million and research and development credits of $2.9 million from its deferred tax asset schedule and has recorded a corresponding decrease to its valuation allowance. The amount presented as a deferred tax asset with respect to losses and credits after the removal of potentially limited amounts reflects the estimated asset value using the Section 382 limitation criteria as of the date of the March 2015 public offering of 6,037,500 shares of common stock, given that it is possible that this transaction may have triggered the limitation. When this analysis is finalized, the Company will reassess the amount of NOLs and credits subject to limitation under Section 382. Due to the existence of the valuation allowance, future changes in the deferred tax assets related to these tax attributes will not impact the Company’s effective tax rate.

The evaluation of uncertainty in a tax position is a two-step process. The first step involves recognition. The Company determines whether it is more likely than not that a tax position will be sustained upon tax examination, including resolution of any related appeals or litigation, based on only the technical merits of the position. The technical merits of a tax position are derived from both statutory and judicial authority (legislation and statutes, legislative intent, regulations, rulings, and case law) and their applicability to the facts and circumstances of the tax position. If a tax position does not meet the more-likely-than-not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The tax position is measured as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate resolution with a taxing authority.

The following table summarizes the activity related to the Company’s gross unrecognized tax benefits at the beginning and end of the years ended December 31, 2016, 2015 and 2014 (in thousands):

	Year Ended December 31,
	2016	2015	2014
Gross unrecognized tax benefits at the beginning of the year	$7,594	$3,539	$1,912
Increases related to current year positions	580	474	476
Increases (decreases) related to prior year positions	(7)	3,581	1,151
Expiration of unrecognized tax benefits	—	—	—

Gross unrecognized tax benefits at the end of the year	$8,167	$7,594	$3,539

As of December 31, 2016, the Company has $5.9 million of unrecognized tax benefits that, if recognized and realized would impact the effective tax rate.

The Company’s practice is to recognize interest and penalties related to income tax matters in income tax expense. The Company had no accrual for interest and penalties on the Company’s balance sheets and has not recognized interest and penalties in the statements of operations for the years ended December 31, 2016 and 2015. The Company does not expect any significant increases or decreases to its unrecognized tax benefits within the next 12 months.

The Company is subject to taxation in the United States and state jurisdictions. The Company’s tax years from 2006 (inception) are subject to examination by the United States and state authorities due to the carry forward of unutilized NOLs and research and development credits.